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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation in this Form 8-K of our report dated April 6, 1998, on the Ocean Energy, Inc. supplemental consolidated financial statements included herein, into Ocean Energy, Inc.'s previously filed Registration Statements on Form S-8 (Nos. 333-45117, 333-45119, 333-43933, 33-89516, 33-94704 and 33-97154).



                                                  ARTHUR ANDERSEN LLP



Houston, Texas
April 30, 1998